Zurich Advantage III

Supplement dated September 17, 2021

to the

Prospectus dated May 1, 2021

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

Effective immediately, Newton Investment Management North America, LLC (Newton) is added as a sub-advisor to the fund.

In your Prospectus, under the section “ZALICO, THE SEPARATE ACCOUNT AND THE FUNDS,” and under the heading “The Funds,” the following paragraph is deleted in its entirety:

BNY Mellon Investment Advisers, Inc. serves as the investment adviser for the BNY Mellon Investment Portfolios, MidCap Stock Portfolio and BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Newton Investment Management Limited serves as the sub-adviser for BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

and is replaced with the following paragraph:

BNY Mellon Investment Advisers, Inc. serves as the investment adviser for the BNY Mellon Investment Portfolios, MidCap Stock Portfolio and BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Newton Investment Management North America, LLC (Newton) serves as sub-adviser for the BNY Mellon Investment Portfolios, MidCap Stock Portfolio and Newton Investment Management Limited serves as the sub-adviser for BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

ADVIII_09.17.21